Vanguard® Global Capital Cycles Fund
Schedule of Investments (unaudited)
As of April 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (95.9%)
Australia (10.9%)
*	Glencore plc	13,515,543	55,055
[1]	Rio Tinto plc ADR	408,230	34,724
[1]	BHP Group plc ADR	518,382	31,362
	BHP Group Ltd.	677,588	24,661
			145,802
Canada (11.1%)
	Intact Financial Corp.	552,451	73,432
	Barrick Gold Corp.	2,471,137	52,512
	Agnico Eagle Mines Ltd.	243,910	15,230
	Kinross Gold Corp.	910,399	6,409
			147,583
China (3.0%)
*	Baidu Inc. Class A	811,100	21,490
	Ningbo Joyson Electronic Corp. Class A	4,643,300	12,999
*	XPeng Inc. ADR	128,557	3,845
*	Baidu Inc. ADR	5,151	1,083
			39,417
France (9.0%)
*	Engie SA	3,796,914	56,557
	Rubis SCA	796,281	37,380
*	Cie de Saint-Gobain	405,437	25,581
			119,518
Germany (2.9%)
	Brenntag SE	292,611	26,269
[2]	Covestro AG	186,339	12,186
			38,455
Hong Kong (1.7%)
	ASM Pacific Technology Ltd.	1,546,100	23,351
India (4.9%)
	Power Grid Corp. of India Ltd.	18,128,117	53,786
	Reliance Industries Ltd.	434,236	11,666
			65,452
Kazakhstan (2.5%)
[2]	NAC Kazatomprom JSC GDR	935,375	25,395
	NAC Kazatomprom JSC GDR	274,369	7,449
			32,844
Mongolia (0.5%)
*	Turquoise Hill Resources Ltd.	408,030	7,185

		Shares	Market Value ($000)
Netherlands (2.5%)
	Royal Dutch Shell plc Class A	1,727,611	32,903
Norway (1.8%)
	Norsk Hydro ASA	3,782,227	24,084
South Africa (9.4%)
	Anglo American plc	2,114,906	89,673
	Gold Fields Ltd. ADR	3,784,643	35,500
			125,173
Switzerland (2.9%)
	STMicroelectronics NV	606,554	22,656
	Novartis AG (Registered)	191,597	16,350
			39,006
United Kingdom (5.1%)
	BP plc	4,985,019	20,869
*	Serco Group plc	10,766,538	20,843
*	Babcock International Group plc	4,009,566	15,959
*	National Express Group plc	2,596,484	10,728
			68,399
United States (27.7%)
	Medical Properties Trust Inc.	2,496,769	55,054
	Bank of America Corp.	1,273,668	51,622
*	Enstar Group Ltd.	175,285	44,028
	BWX Technologies Inc.	606,806	40,608
	Archer-Daniels-Midland Co.	505,515	31,913
	Viper Energy Partners LP	1,284,676	23,137
	Mosaic Co.	640,463	22,532
	American Electric Power Co. Inc.	240,214	21,309
	Pioneer Natural Resources Co.	128,010	19,692
	Lockheed Martin Corp.	50,749	19,313
*	Livent Corp.	1,069,944	19,280
	Bristol-Myers Squibb Co.	252,393	15,754
*	Fluor Corp.	203,302	4,672
			368,914
Total Common Stocks (Cost $1,039,499)			1,278,086

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (6.3%)
Money Market Fund (6.3%)
[3,4]	Vanguard Market Liquidity Fund (Cost $84,212)	0.068%	842,138	84,214
Total Investments (102.2%) (Cost $1,123,711)				1,362,300
Other Assets and Liabilities—Net (-2.2%)				(29,904)
Net Assets (100.0%)				1,332,396
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,719,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the aggregate value was $37,581,000, representing 2.8% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $19,804,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	516,497	—	—	516,497
Common Stocks—Other	113,699	647,890	—	761,589
Temporary Cash Investments	84,214	—	—	84,214
Total	714,410	647,890	—	1,362,300